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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) December 30, 1996


                         SHOREWOOD PACKAGING CORPORATION
               (Exact name of registrant as specified in charter)




     Delaware                           0-15007                  11-2742734
(State or other                       (Commission            (IRS Employer
jurisdiction of                       File No.)              Identification No.)
incorporation)




277 Park Avenue, New York, New York                                     10172
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code (212) 371-1500



55 Engineer's Lane, Farmingdale, N.Y. 11735
(Former name or former address, if changed since last report)
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ITEM 5.           OTHER ITEMS.

         A stockholder of Shorewood Packaging Corporation (the "Company") previously brought a suit in the United States District Court, Southern District of New York, seeking to enjoin payment of performance bonuses under the Company's 1995 performance bonus plan. That suit has been dismissed with prejudice pursuant to a settlement agreement between the Company and such stockholder, which settlement agreement is attached hereto.

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ITEM 7.           EXHIBITS.

                  (a)      EXHIBITS.

                  10.108 Settlement Agreement dated December 30, 1996 between Bradley S. Jacobs, Marc P. Shore, United Waste Systems, Inc. and Shorewood Packaging Corporation.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SHOREWOOD PACKAGING CORPORATION



                                             By: /s/ Howard M. Liebman
                                                 -------------------------------
                                                 Howard M. Liebman
                                                 Chief Financial Officer



Date:  January 15, 1997
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                                INDEX TO EXHIBITS

                  ITEM                                                      PAGE

                  10.108            Settlement Agreement dated December      6
                                    30, 1996 between Bradley S. Jacobs,
                                    Marc P. Shore, United Waste Systems,
                                    Inc. and Shorewood Packaging
                                    Corporation.





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